UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 5, 2008
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)

            DELAWARE                  000-51290                52-1841431
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  (State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                    10591
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  (Address of principal executive offices)                     (Zip Code)

                                 (914) 606-3500
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

                  On March 5, 2008, EpiCept Corporation (the "Registrant")
            received notice from Gert Caspritz, a member of the Registrant's Board of Directors (the "Board") of his resignation from the Board, effective March 6, 2008. Following Dr. Caspritz's resignation, the Registrant has six directors, of whom five are independent directors. As promptly as possible, the Registrant intends to fill the vacancy on its Board. Dr. Caspritz did not resign on account of any disagreement with the Company's operations, policies or practices.

                  A copy of a press release relating to the foregoing is
            attached hereto as Exhibit 99.1 and is incorporated in this Item
            5.02 by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            (c) Exhibits

            99.1  Press Release issued on March 5, 2008 by EpiCept
                  Corporation.

















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EPICEPT CORPORATION


                                          /s/ ROBERT W. COOK
                                          ---------------------------
                                          Name:  Robert W. Cook
                                          Title: Chief Financial Officer

Date:  March 5, 2008




















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                                  EXHIBIT INDEX

EXHIBIT                                   DESCRIPTION
-------                                   -----------


  99.1     Press Release issued on March 5, 2008 by EpiCept Corporation.























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